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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 7, 1999
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                  ST. JOHN KNITS INTERNATIONAL, INCORPORATED
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            (Exact name of registrant as specified in its charter)


         Delaware                       333-73107                52-2061057
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  (State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)              File Number)         Identification No.)


              17422 Derian Avenue, Irvine, California             92614
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              (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code               (949) 863-1171
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                                Not Applicable
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        (Former name or former address, if changed since last report.)
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
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          On July 7, 1999, (a) SJKAcquisition, Inc., a California corporation
("SJKAcquisition") and direct wholly owned subsidiary of St. John Knits International, Incorporated, a Delaware corporation (the "Company") and direct wholly owned subsidiary of St. John Knits, Inc., a California Corporation ("SJK"), merged with and into SJK, with SJK surviving the merger (the "Reorganization Merger"), and (b) Pearl Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of Vestar/Gray Investors LLC, a Delaware limited liability company ("Pearl"), merged with and into the Company, with the Company surviving the merger (the "Acquisition Merger" and, together with the Reorganization Merger, the "Mergers"), as contemplated by the Agreement and Plan of Merger, dated as of February 2, 1999 (the "Merger Agreement"), among the Company, SJK, Pearl and SJKAcquisition. As a result of the Mergers, SJK is a wholly owned subsidiary of the Company, and the Company is approximately 7% owned by former shareholders of SJK, other than Robert E. Gray, Marie Gray and Kelly A. Gray (the "Grays"), and approximately 93% owned by Vestar/Gray Investors LLC. Vestar/Gray Investors LLC is approximately 84% owned by an affiliate of Vestar Capital Partners III, L.P. and 16% owned by the Grays. The Reorganization Merger was approved by the shareholders of SJK at a Special Meeting of Shareholders on June 28, 1999.

          As a result of the Mergers, except for fractional shares and shares owned by SJK, Pearl, Vestar/Gray Investors LLC and the Grays, and subject to proration, each issued and outstanding share of SJK prior to the Reorganization Merger was converted into the right to receive either $30 in cash or, for each former issued and outstanding share of common stock of SJK with respect to which an election had been made and not withdrawn in accordance with the Merger Agreement, one fully paid and non-assessable share of the Company's common stock, with a total of 455,969 shares (after the elimination of fractional shares) of the Company issued to former shareholders of SJK, other than the Grays, in the Mergers.

          The total amount of consideration required to consummate the Mergers was approximately $520 million. The Company financed the Mergers through senior secured credit facilities, a subordinated debt offering and the issuance of preferred stock. On July 7, 1999, the Company entered into a credit agreement (the "Credit Agreement") by and among the Company, the Lenders from time to time party thereto and The Chase Manhattan Bank, as administrative agent. The Credit Agreement provides for a Tranche A term loan in the aggregate amount of $75 million, a Tranche B term loan in the aggregate amount of $115 million and a revolving credit facility in the aggregate amount of up to $25 million. The obligations of the Company under the Credit Agreement will be guaranteed by each domestic subsidiary of the Company, including SJK, and to the extent no adverse tax consequences would result from such guarantees, each foreign subsidiary of the Company (the "Subsidiary Guarantors"). The Credit Agreement and the related guarantees will be secured by (i) a pledge of 100% of the capital stock of each domestic subsidiary of the Company, including SJK, and 65% of the capital stock of each foreign subsidiary of the Company and (ii) a security interest in, and mortgage on, substantially all the assets of the Company and each domestic subsidiary of the Company, including SJK, and to the extent no adverse tax consequences would result therefrom, each foreign subsidiary of the Company.

          The Company also issued 12 1/2% Senior Subordinated Notes due 2009 in the aggregate principal amount of $100 million pursuant to an indenture dated as of July 7, 1999 among the Company, SJK, St. John Trademarks, Inc., St. John Italy, Inc. and St. John Home, LLC and The Bank of New York, as trustee. In addition, the Company issued 250,000 shares of 15-1/4% Exchangeable Preferred Stock due 2010 of the Company (the "Preferred Stock"), having a $25 million aggregate liquidation preference. The Preferred Stock was acquired by Vestar/SJK Investors LLC.

          At a meeting of the board of directors of the Company and SJK on July 6, 1999, the board of directors of the Company and SJK accepted the resignations of all directors of the Company and SJK, except for Robert E. Gray and Kelly A. Gray, and elected the following to serve as directors of the Company and SJK, effective as of July 6, 1999: Daniel O'Connell, James P. Kelley and Sander M. Levy.
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         Exhibits 2.1, 4.1, 4.2, 99.1, 99.2 and 99.3 to this Current Report on
Form 8-K are hereby incorporated by reference in their entireties to this
Item 1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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 2.1     Agreement and Plan of Merger, dated as of February 2, 1999 (the "Merger
         Agreement"), by and among the Company, SJK, Pearl and SJKAcquisition (incorporated by reference to Exhibit 2.1 to the Registrant's Form S-4 dated March 1, 1999).

 4.1 Indenture, dated July 7, 1999, by and among, the Company, SJK, St. John Trademarks, Inc., St. John Italy, Inc. and St. John Home, LLC and The Bank of New York, as trustee (incorporated by reference to Exhibit
         (a)(2) to the Registrant's Amendment No. 4 to Rule 13e-3 Transaction Statement on Schedule 13E-3 dated July 12, 1999).

 4.2 Certificate of Designations for 15-1/4% Exchangeable Preferred Stock due 2010 of the Company (incorporated by reference to Exhibit (a)(3) to the Registrant's Amendment No. 4 to Rule 13e-3 Transaction Statement on
         Schedule 13E-3 dated July 12, 1999).

99.1     Press release dated July 7, 1999 (incorporated by reference to Exhibit
         (d) to the Registrant's Amendment No. 4 to Rule 13e-3 Transaction Statement on Schedule 13E-3 dated July 12, 1999).

99.2 Credit Agreement, dated July 7, 1999, by and among the Company, the Lenders from time to time party thereto and The Chase Manhattan Bank, as administrative agent (incorporated by reference to Exhibit (a)(1) to the Registrant's Amendment No 4 to Rule 13e-3 Transaction Statement on
         Schedule 13E-3 dated July 12, 1999).

99.3 Stockholders' Agreement, dated July 7, 1999, by and among the Company, SJK, Vestar/Gray Investors LLC, Vestar/SJK Investors LLC and the Members of Vestar/Gray Investors LLC Signatory Thereto.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 16, 1999

                            ST. JOHN KNITS INTERNATIONAL, INCORPORATED



                            By:     /s/ Roger G. Ruppert
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                            Name:   Roger G. Ruppert
                            Title:  Senior Vice President - Finance,
                                    Chief Financial Officer
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                                 EXHIBIT INDEX
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Exhibit
  No.    Description of Exhibit
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 2.1     Agreement and Plan of Merger, dated as of February 2, 1999 (the "Merger
         Agreement"), by and among the Company, SJK, Pearl and SJKAcquisition (incorporated by reference to Exhibit 2.1 to the Registrant's Form S-4 dated March 1, 1999).

 4.1 Indenture, dated July 7, 1999, by and among, the Company, SJK, St. John Trademarks, Inc., St. John Italy, Inc. and St. John Home, LLC and The Bank of New York, as trustee (incorporated by reference to Exhibit
         (a)(2) to the Registrant's Amendment No. 4 to Rule 13e-3 Transaction Statement on Schedule 13E-3 dated July 12, 1999).

 4.2 Certificate of Designations for 15-1/4% Exchangeable Preferred Stock due 2010 of the Company (incorporated by reference to Exhibit (a)(3) to the Registrant's Amendment No. 4 to Rule 13e-3 Transaction Statement on
         Schedule 13E-3 dated July 12, 1999).

99.1     Press release dated July 7, 1999 (incorporated by reference to Exhibit
         (d) to the Registrant's Amendment No. 4 to Rule 13e-3 Transaction Statement on Schedule 13E-3 dated July 12, 1999).

99.2 Credit Agreement, dated July 7, 1999, by and among the Company, the Lenders from time to time party thereto and The Chase Manhattan Bank, as administrative agent (incorporated by reference to Exhibit (a)(1) to the Registrant's Amendment No 4 to Rule 13e-3 Transaction Statement on
         Schedule 13E-3 dated July 12, 1999).

99.3 Stockholders' Agreement, dated July 7, 1999, by and among the Company, SJK, Vestar/Gray Investors LLC, Vestar/SJK Investors LLC and the Members of Vestar/Gray Investors LLC Signatory Thereto.